                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 May 18, 2000
               -------------------------------------------------
               (Date of Report: Date of earliest event reported)


                           PPI CAPITAL GROUP, INC.
            ------------------------------------------------------
      (Exact name of registrant as specified in its charter)


            UTAH                     0-24641             87-0401453
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



                   1661 Lakeview Circle, Ogden, Utah  84403
                ------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 399-3632
                                                    --------------

                              Not Applicable
     ---------------------------------------------------------------------
        (Former name or former address, if changed since last report)

                              ITEM 5. OTHER EVENTS

     On May 18, 2000, PPI Capital Group, Inc., Ogden, Utah (the "Registrant") executed a letter of intent to acquire 100% of the outstanding common stock of Utilicom, Inc. (doing business as UC Wireless), Santa Barbara, California, for newly-issued shares of capital stock of the Registrant. The terms of the letter of intent and the press release issued by the Registrant in connection with the proposed transaction have been attached as exhibits to this report and are incorporated herein by this reference.

(c)  Exhibits.  The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                        Location
-------     ---------   -----------------                        --------
20.01         20        Letter of Intent, dated May 18, 2000     This Filing


20.02         20        Amended Certificate of Incorporation     This Filing

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         PPI CAPITAL GROUP, INC.



Date:     June 1, 2000                       /S/Mark A. Scharmann, President